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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report included in or made a part of the Annual Report on Form 10-K of F.Y.I. Incorporated for the year ended December 31, 1996.


                      ELKO, FISCHER, MCCABE & RUDMAN, Ltd.



Media, Pennsylvania
May 8, 1997